ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance For Doubtful Accounts (Details) - Accounts and other receivables - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Loss allowance - beginning	$ 77	$ 64
Add: increase in allowance	108	46
Deduct: bad debt write offs	(34)	(33)
Foreign currency translation and other	(14)	0
Loss allowance - ending	$ 137	$ 77